Exhibit 32.2


Certification of Chief Financial Officer

In connection with the Amended Annual Report of Shannon International Resources Inc., (the "Company") on Form 10-KSB/A for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair Coady, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






April 8, 2004                    /s/ Blair Coady
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                                 Blair Coady
                                 Chief Executive Officer